UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 21, 2025

MACROGENICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		001-36112	06-1591613
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

9704 Medical Center Drive
Rockville,	Maryland	20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (301) 251-5172

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGNX	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
MacroGenics, Inc. (the "Company") held its 2025 Annual Meeting of Stockholders on May 21, 2025. A total of 52,004,843 shares of the Company's common stock were present or represented by proxy at the meeting, which represented approximately 82% of the Company's 63,090,323 shares of common stock that were outstanding and entitled to vote at the meeting as of the record date of March 24, 2025. Stockholders considered the four proposals outlined below, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2025 (the "Proxy Statement").
Proposal 1. The election of four nominees to serve as Class III directors, each for a term of three years. All director nominees were elected. The voting results were as follows:

Nominees	For	Withheld	Broker Non-Votes
Karen Ferrante, M.D.	43,243,033	590,255	8,171,555
William Heiden	43,142,373	690,915	8,171,555
Edward Hurwitz	42,988,515	844,773	8,171,555
Meenu Chhabra Karson	43,279,299	553,989	8,171,555
Proposal 2. The ratification of the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2025. Proposal 2 was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
51,349,901	590,396	64,546	—
Proposal 3. To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement. Stockholders approved the compensation of the Company's named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
42,433,276	1,382,356	17,656	8,171,555
Proposal 4. To approve an amendment to the MacroGenics, Inc. 2023 Equity Incentive Plan (the "2023 Plan") to increase the number of shares of our common stock available for issuance thereunder by 1,250,000 shares. Stockholders approved the amendment to the 2023 Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
26,266,489	17,556,578	10,221	8,171,555

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROGENICS, INC.
Date: May 22, 2025	By: Name: Title:	/s/ Jeffrey Peters Jeffrey Peters Senior Vice President and General Counsel